Acquisition of Construction Services Businesses	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisition of Construction Services Businesses

Note 17 – Acquisition of Construction Services Businesses

In October 2014, the Company, through its subsidiaries, completed the acquisition of three privately held, affiliated construction businesses. The acquisition extended the construction services operations into Canada and provides additional opportunities for market expansion. Funding for the acquisition was primarily provided by a new $300 million secured revolving credit and term loan facility described in Note 7 – Long-Term Debt. The acquired companies comprise: (i) Link-Line Contractors Ltd., an Ontario corporation (“Link-Line”), (ii) W.S. Nicholls Construction, Inc., an Ontario corporation, as well as two additional companies also operating under the name W.S. Nicholls (collectively “W.S. Nicholls”); and (iii) via asset purchase, the business of Brigadier Pipelines Inc., a Delaware corporation, operating primarily in Pennsylvania (“Brigadier”).

Assets acquired and liabilities assumed in the transaction were recorded, generally, at their acquisition date fair values. Transaction costs associated with the acquisition were expensed in 2014. The Company’s allocation of the purchase price in 2014 was based on an evaluation of the appropriate fair values and represented management’s best estimate based on available data (including market data, data regarding customers of the acquired businesses, terms of acquisition-related agreements, analysis of historical and projected results, and other types of data). The analysis included the impacts of differences between Accounting Standards for Private Enterprises in Canada and U. S. GAAP applicable to public companies, as well as consideration of types of intangibles that were acquired, including non-competition agreements, customer relationships, trade names, and work backlog. The final purchase accounting has been completed. The October 1, 2014 fair values of assets acquired and liabilities assumed, revised during the first quarter of 2015, are as follows (in millions of dollars):

	Acquisition Date	Measurement Period Adjustments	Revised Acquisition Date
Cash, cash equivalents, and restricted cash	$3	$—	$3
Contracts receivable and other receivables	62	—	62
Property, plant and equipment	17	—	17
Other assets	17	(2)	15
Intangible assets	52	—	52
Goodwill	130	1	131

Total assets acquired	281	(1)	280
Current liabilities	39	1	40
Deferred income tax—long-term	17	—	17
Other long-term liabilities	4	—	4

Net assets acquired	$221	$(2)	$219

The Company incurred and expensed acquisition costs of $5 million in 2014; no acquisition costs were incurred during 2015.

The allocation of the purchase price of Link-Line, W.S. Nicholls, and Brigadier was accounted for in accordance with the applicable accounting guidance. Goodwill consisted of the value associated with the assembled workforce and consolidation of operations. When acquisition-date values were updated in the first quarter of 2015, as reflected in the table above, there was no significant overall impact to the Company’s Consolidated Balance Sheets.

The unaudited pro forma consolidated financial information for fiscal 2014 (assuming the acquisition of Link-Line, W.S. Nicholls, and Brigadier occurred as of the beginning of fiscal 2014) is as follows (in thousands of dollars, except per share amounts):

Year Ended December 31, 2014
Total operating revenues	$2,295,318
Net income attributable to Southwest Gas Corporation	$149,588
Basic earnings per share	$3.22
Diluted earnings per share	$3.19